SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): NOVEMBER 14, 2001


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   000-19462                    86-0446453
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                    02142
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated November 15, 2001, announcing that on November 14, 2001 the Company completed the second phase of the $7 million preferred stock and warrant financing announced by the Company on August 8, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(B)  PRO FORMA FINANCIAL INFORMATION.

     None.

(C)  EXHIBITS.

     EXHIBIT NO.        DESCRIPTION
     -----------        -----------

        99.1            Press release dated November 15, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARTISOFT, INC.

                                        By: /s/ Michael J. O'Donnell
                                            ------------------------------------
                                        Name: Michael J. O'Donnell
Date: November 15, 2001                 Title: Chief Financial Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1             Press release dated November 15, 2001